UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23352

FlowStone Opportunity Fund

(Exact name of registrant as specified in charter)

233 South Wacker Drive, Ste 1800

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher Mendoza, Esq.

Towers Watson Investment Services, Inc.

233 South Wacker Drive, Ste 1800

Chicago, IL 60606

(Name and address of agent for service)

registrant’s telephone number, including area code: (312) 288-7700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

(a)

Annual Report

For the Year Ended March 31, 2026

FlowStone Opportunity Fund

FlowStone Opportunity Fund

Table of Contents

FlowStone Opportunity Fund

Investor Letter March 31, 2026 (Unaudited)

To All FlowStone Opportunity Fund investors:

We are very pleased to present you with the annual report for FlowStone Opportunity Fund (“FSOF” or “Fund”) for the fiscal year ended, March 31, 2026. The Fund’s Net Asset Value is $710.8 million, as of March 31, 2026.

During the one-year period ended March 31, 2026, the Fund’s Class I Shares net total return was 6.45%. Over the same period, the Russell 2000 Index generated a 25.72% total return. Private equity returns have generally lagged the public indices for the past few years. There are several factors that have influenced this - valuations, sector / company concentration in the major indices and reduced private equity exit activity. FSOF is managed to provide broadly diversified private equity exposure that is often difficult to access for most investors. FlowStone Partners, LLC (the “Adviser” or “FlowStone”) seeks to generate private equity-like returns through a diversified portfolio that may result in lower return volatility, in both up and down markets, compared to broad-based public equity indices which may be driven by a handful of positions(*). The Adviser’s investment strategy seeks to acquire and manage quality private equity assets, generally at discounts to what we assess to be appropriate and sustainable valuations. This approach has resulted in a net total return of 8.22% over the five-year period ended March 31, 2026 and 12.51% since the Fund’s inception (August 30, 2019) through March 31, 2026. These results have exceeded the returns of the Russell 2000 Index over the same periods by 4.45% and 2.94%, respectively.

The Fund’s objective is to generate an appropriate level of excess risk-adjusted returns through traditional private equity investment horizons, while shorter term results may experience a less correlated outcome. For example, public markets that rally following a drawdown, such as in 2023 and 2024, may outperform private equity over the short term, but private markets may outperform public indices when they experience downturns and during a more sustained rebound in public markets and private company exit activity supported by strong capital markets(*). We believe this was evidenced across the Great Financial Crisis in 2008 and through the COVID environment in 2020(*). It is difficult, if not impossible, for investors to forecast these inflection points and empirical evidence suggests the best way to benefit from private equity is to consistently invest over a long-term horizon.

In building the FSOF portfolio, we continuously seek to balance transaction types across various metrics: highly diversified versus single-asset; tail-end versus “sweet spot”; and growth versus purchase discount. We believe each transaction type can provide benefits to the portfolio in different market environments, and we seek to utilize a balanced approach to build a diversified portfolio that can provide appropriate risk adjusted returns.

The key components of our long-term performance are 1) the excess risk adjusted returns possible through properly executed private equity secondary transactions, including the Adviser’s ability to purchase assets at a discount to Net Asset Value (as reported by the underlying managers); 2) the potential for long-term outperformance of private equity as an asset class relative to public indices as measured by PME (Private Market Equivalent) metrics; 3) the level of investment portfolio diversification across all of the relevant metrics (fund, manager, investment strategy, industry sector, and vintage year); and 4) the quality of the Fund’s portfolio (in the Adviser’s assessment).

2025 exhibited an increase in secondary transaction volume. We are pleased with the quality, pricing, and pace of the Fund’s deal flow pipeline and investment activity. While there can be no assurance that such expectations will be realized, we expect the private equity secondary markets to continue to enjoy increased transaction volume as pent-up supply finds its way to the market and the economic environment creates pressures for investors to actively manage their private equity portfolios through secondary transactions. These pressures include a downturn in liquidity proceeds from mature portfolios creating pressure on institutional investors’ investment budgets anticipated to persist through 2026.

As of March 31, 2026, the Fund has approximately $56.2 million of uninvested capital available to make secondary purchases and primary commitments in the private equity market. In addition, the Fund established a $200 million revolving line of credit on March 30, 2026, which it intends to commit to secondary transactions throughout 2026, adding quality assets to the portfolio creating both long-term return potential and short-term gains through the purchase price discounts. The Adviser’s experience investing through multiple macro environments over the past 30 years suggests that the increase in deal volume, combined with a relatively favorable pricing environment at the smaller end of the secondary market where the Fund focuses, may create an attractive buying opportunity.

As always, we sincerely appreciate your trust in the FlowStone team’s ability to be good stewards of your capital. Every day, we strive to re-earn that trust. Please don’t hesitate to contact us with any questions or concerns.

Sincerely,

Scott P. Conners, CFA
Managing Director
FlowStone Partners, LLC

(*)This is not guaranteed and may not be realized in all market environments or future market environments.

FlowStone Opportunity Fund

Investor Letter March 31, 2026 (Unaudited) (Continued)

Past performance is not indicative of future results. Investment in this Fund may result in the loss of all principal amounts invested. Shares are not listed on any securities exchange and it is not anticipated that a secondary market for Shares will develop. Shares of beneficial interest in the Fund (the “Shares”) are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Agreement and Declaration of Trust (as amended and restated). Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at a Shareholder’s option nor will they be exchangeable for Shares or shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares. Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program. The amount of distributions that the Fund may pay, if any, is uncertain. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors.

The Russell 2000 is a stock market index that tracks the performance of 2,000 small-cap U.S. public companies.

This is not an offer to sell Shares and is not soliciting an offer to buy Shares in any state or jurisdiction where such offer or sale is not permitted. You are advised to read the Prospectus carefully prior to investment.

Investments in the Fund may be made only by “Eligible Investors” defined as a “qualified client” within the meaning of Rule 205-3 under the Investment Advisers Act of 1940, as amended, and an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended.

Diversification does not eliminate the risk of experiencing investment losses.

This material represents the manager’s assessment of the Fund and market environment as of March 31, 2026 and should not be relied upon by the reader as research, tax or investment advice, is subject to change at any time based upon economic, market, or other conditions and the Adviser undertakes no obligation to update the views expressed herein. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent.

This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events such as the performance of the economy as a whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

The Fund’s principal underwriter is Distribution Services, LLC.

FlowStone Opportunity Fund

Management Discussion of Fund Performance March 31, 2026 (Unaudited)

This chart represents historical performance of a hypothetical investment of $1,000,000 in the Fund, Class I, S&P 500* and Russell 2000 Index** from August 31, 2019 to March 31, 2026 and includes the reinvestment of dividends and capital gains.

	One Year	Five Year	Annualized Since Inception	Cumulative Since Inception	Expense Ratio Gross/Net***
FlowStone Opportunity Fund, Class I	6.45%	8.22%	12.51%	117.37%	4.78% / 4.53%
S&P 500*	17.80%	12.06%	14.71%	146.87%
Russell 2000**	25.72%	3.77%	9.57%	82.55%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

* The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held U.S. common stocks and is frequently used as a measure of U.S. stock market performance.

**The Russell 2000 is a stock market index that tracks the performance of 2,000 small-cap U.S. public companies.

***Reflects the expense ratios as reported in the Registration Statement dated July 31, 2025, as supplemented April 2, 2026.

The above indices are for illustrative purposes only and does not reflect the deduction of expenses associated with the Fund, such as investment management, incentive and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

See accompanying Notes to the Consolidated Financial Statements.

FlowStone Opportunity Fund

Consolidated Schedule of Investments March 31, 2026

Investment Funds*	Geographic Region**	Investment Strategy	Cost	Fair Value	% of Net Assets	Original Acquisition Date
Co-Investments
MDCP Co-Investors (Jade I), L.P.(a)	Western Europe	Leveraged Buyout	$10,871,750	$13,213,444	1.86%	4/29/2025
Total Co-Investments (Cost $10,871,750) (1.86%)***				13,213,444

Primary Investments
Apax X USD, L.P.	Guernsey	Leveraged Buyout	$2,055,896	$2,579,997	0.36%	3/3/2020
Apax XI USD, L.P.(a)	Guernsey	Leveraged Buyout	3,276,892	3,642,913	0.51%	6/30/2022
Arlington Capital Partners VI, L.P.(a)	North America	Leveraged Buyout	7,934,743	9,899,548	1.39%	12/15/2023
Audax Private Equity Junior Capital Fund II, L.P.	North America	Private Equity Fund	428,601	449,352	0.06%	7/20/2023
Berkshire Fund XI-TE, L.P.(a)	North America	Leveraged Buyout	2,196,416	2,087,672	0.29%	6/28/2024
Clayton, Dubilier & Rice Fund XII, L.P.	North America	Leveraged Buyout	3,603,575	4,992,024	0.70%	9/2/2022
Clearlake Capital Partners VII (USTE), L.P.(a)	North America	Leveraged Buyout	7,922,852	8,487,976	1.19%	10/29/2021
CVC Capital Partners IX (A) L.P.	Jersey	Leveraged Buyout	3,311,719	3,747,875	0.53%	6/12/2023
Fin VC Flagship II, LP(a)	North America	Venture	2,777,868	2,935,788	0.41%	5/6/2021
Great Hill Equity Partners VIII, L.P.(a)	North America	Leveraged Buyout	3,900,533	3,447,860	0.49%	1/31/2022
Kohlberg Investors X, L.P.	North America	Leveraged Buyout	4,385,097	5,076,849	0.71%	6/30/2023
Liquid Stock I, L.P.(a)	North America	Private Equity Fund	3,384,500	3,121,728	0.44%	8/30/2019
Madison Dearborn Capital Partners VIII-A, L.P.	North America	Leveraged Buyout	4,758,116	4,877,593	0.69%	6/21/2021
New Mountain Partners VI, L.P.	North America	Leveraged Buyout	2,279,011	3,310,775	0.47%	4/21/2020
New Mountain Partners VII, L.P.(a)	North America	Leveraged Buyout	3,581,665	4,119,190	0.58%	12/22/2023
Platinum Equity Capital Partners VI, L.P.(a)	North America	Leveraged Buyout	6,139,955	6,969,867	0.98%	12/29/2023
Stone Point Fund X, L.P.(a)	North America	Leveraged Buyout	48,088	(68,207)	-0.01%	3/31/2026
Sun Capital Partners VIII-A, L.P.(a)	Cayman	Leveraged Buyout	4,511,533	4,997,405	0.70%	6/30/2022
The Veritas Capital Fund VIII, LP	North America	Leveraged Buyout	9,344,004	11,919,782	1.68%	3/16/2022
The Veritas Capital Fund IX, LP(a)	North America	Leveraged Buyout	359,823	(5,007)	0.00%	12/18/2024
Vista Equity Partners Fund VIII-A, L.P.	North America	Leveraged Buyout	6,527,849	7,570,230	1.06%	8/24/2022
Warburg Pincus Global Growth 14, L.P.(a)	North America	Leveraged Buyout	7,623,935	10,638,609	1.49%	1/31/2022
Total Primary Investments (Cost $90,352,671) (14.72%)***				104,799,819

Secondary Investments
AEA Investors Fund V LP (a)	North America	Leveraged Buyout	$508,297	$312,492	0.04%	1/1/2022
AIC Credit Opportunities Partners Fund II, L.P.	North America	Private Credit	1,453,580	648,768	0.09%	10/31/2019
American Securities Partners VI, L.P.	North America	Leveraged Buyout	3,027,387	1,483,730	0.21%	12/31/2021
Ampersand CF Limited Partnership - Class A(a)	North America	Leveraged Buyout	164,850	1,703,340	0.24%	10/29/2020
Ampersand CF Limited Partnership - Class B(a)	North America	Leveraged Buyout	276,734	2,705,545	0.38%	10/29/2020
Arsenal Capital Partners III-B LP(a)	North America	Leveraged Buyout	2,097,406	320,000	0.05%	1/1/2022
Audax Mezzanine Fund III, L.P.	North America	Private Credit	279,733	173,808	0.02%	6/30/2021
Audax Private Equity Fund III, L.P.	North America	Leveraged Buyout	—	133,182	0.02%	6/30/2023
Audax Private Equity Fund V-A, L.P.	North America	Leveraged Buyout	12,228,784	7,521,072	1.06%	6/30/2023
Audax Private Equity Fund VI-A, L.P.	North America	Leveraged Buyout	21,991,999	18,835,637	2.66%	6/30/2023
August Capital V, L.P.(a)	North America	Venture	10,066,876	7,294,849	1.03%	6/30/2022
August Capital V Special Opportunities, L.P.(a)	North America	Venture	11,460	538,165	0.08%	6/30/2022
Awz Pentera II, LLC(a)	North America	Venture	10,338,600	18,767,000	2.64%	8/24/2022

See accompanying Notes to the Consolidated Financial Statements.

FlowStone Opportunity Fund

Consolidated Schedule of Investments March 31, 2026 (Continued)

Investment Funds*	Geographic Region**	Investment Strategy	Cost	Fair Value	% of Net Assets	Original Acquisition Date
Secondary Investments (continued)
Bain Capital Empire Holdings, L.P. - Class C(a)	North America	Leveraged Buyout	$6,738,340	$7,124,659	1.00%	10/5/2022
Bain Capital Venture Fund 2009, L.P.(a)	North America	Venture	5,976,404	1,010,160	0.14%	6/30/2022
BC European Capital IX, L.P.	Guernsey	Leveraged Buyout	7,995,828	3,219,136	0.45%	12/31/2020
BC Partners Galileo (2) L.P.	Guernsey	Leveraged Buyout	1,839,525	2,101,800	0.30%	6/10/2021
Brookfield Capital Partners V L.P.	North America	Leveraged Buyout	24,523,861	29,395,120	4.14%	6/30/2023
Caltius Partners IV, L.P.	North America	Private Credit	2,790,633	678,960	0.10%	6/30/2021
Canaan VII, L.P.(a)	North America	Venture	—	352,242	0.05%	12/31/2019
Carlyle Europe Partners IV, L.P.(a)	United Kingdom	Leveraged Buyout	1,392,494	834,068	0.12%	12/31/2021
Carlyle Partners VI, L.P.(a)	North America	Leveraged Buyout	2,094,502	323,399	0.05%	12/31/2021
Castle Harlan Partners V & AIV(a)(b)(c)	North America	Leveraged Buyout	—	13,419	0.00%	9/30/2021
Cerberus Institutional Partners VI, L.P.	North America	Leveraged Buyout	424,601	1,171,469	0.16%	7/30/2021
Charles River Partnership XIV, LP(a)	North America	Venture	939,206	264,172	0.04%	6/30/2022
Clarus Lifesciences II, L.P.(a)	North America	Venture	—	323,486	0.05%	6/30/2022
Clayton, Dubilier & Rice Fund IX, L.P.	North America	Leveraged Buyout	6,232,341	2,004,731	0.28%	12/31/2021
Columbia Capital Equity Partners V (QP), L.P.(a)	North America	Venture	4,933,543	9,586,107	1.35%	6/30/2022
Court Square Capital Partners (Offshore) III, L.P.	North America	Leveraged Buyout	4,422,634	2,040,001	0.29%	12/31/2021
CRG Partners III (Holdings I) L.P.(a)(b)	North America	Private Credit	341,326	140,018	0.02%	6/30/2021
Crosslink Ventures V, L.P.(a)(b)(c)	North America	Venture	338,990	416,509	0.06%	1/1/2020
CVC Capital Partners VI (A) L.P.	Jersey	Leveraged Buyout	5,018,754	2,290,645	0.32%	1/1/2022
Dace Ventures I, L.P.(a)	North America	Venture	304,071	168,080	0.02%	12/31/2019
DBAG Fund VI (Guernsey) L.P.(a)	Guernsey	Leveraged Buyout	1,491,060	711,416	0.10%	12/31/2021
DFJ Growth 2006 Continuation, L.P.(a)(b)	North America	Leveraged Buyout	1,497,477	44,764,805	6.30%	12/31/2019
EagleTree Partners IV, LP	North America	Leveraged Buyout	1,245,301	791,813	0.11%	6/30/2021
EnerTech Capital Partners III, L.P.(a)(b)	North America	Venture	128,580	3,861	0.00%	12/31/2019
Falcon Strategic Partners III, L.P.(a)	North America	Private Credit	1,464,069	1,697,815	0.24%	6/30/2021
Fifth Cinven Fund (No.4) Limited Partnership(a)	Western Europe	Leveraged Buyout	1,243,569	1,548,102	0.22%	3/31/2026
Fin Venture Capital I, L.P.(a)	North America	Venture	3,674,232	8,694,917	1.22%	6/30/2020
Flexpoint Fund II, L.P.(b)(d)	North America	Venture	517,919	1,098,640	0.15%	6/30/2022
Flexpoint Fund II, (Cayman), L.P.(a)(b)	Cayman	Leveraged Buyout	—	2,675	0.00%	12/31/2020
Flybridge Capital Partners III, LP(a)	North America	Venture	10,332,308	4,422,981	0.62%	6/30/2022
Francisco Partners III (Cayman), L.P.(a)	Cayman	Leveraged Buyout	—	476,829	0.07%	12/31/2020
Francisco Partners III (Domestic AIV), L.P.(a)	North America	Leveraged Buyout	—	11,689	0.00%	12/31/2020
Francisco Partners III, L.P.	North America	Leveraged Buyout	—	7,630	0.00%	12/31/2020
GF Capital Private Equity Fund II-B, L.P.	North America	Leveraged Buyout	6,450,956	4,237,337	0.60%	12/31/2021
GTCR Evergreen Fund I/C LP	North America	Leveraged Buyout	1,545,987	4,163,531	0.59%	3/31/2023
Harvest Partners IX (Parallel), L.P.(a)	North America	Leveraged Buyout	4,688,339	5,406,921	0.76%	3/31/2026
Hony Capital Fund V, L.P.(a)	Cayman	Leveraged Buyout	1,392,656	811,634	0.11%	1/31/2022
ICG Ludgate Hill IB SCSp(a)(b)	Luxembourg	Leveraged Buyout	—	10,741,118	1.51%	6/22/2021
ICG Ludgate Hill IIIA Porsche LP(a)	Luxembourg	Leveraged Buyout	13,088,898	26,794,025	3.77%	9/26/2022
Icon Partners IV B, L.P.(a)	North America	Leveraged Buyout	8,963,275	10,757,721	1.51%	5/21/2021
Icon Partners V C, L.P.	North America	Leveraged Buyout	8,019,188	8,718,551	1.23%	8/27/2021
IK VII Fund(a)	Jersey	Leveraged Buyout	—	4,888	0.00%	12/31/2021
Institutional Venture Partners XIV, L.P.	North America	Venture	2,399,235	551,012	0.08%	12/31/2021
Intermediate Capital Asia Pacific Fund 2008, L.P.(a)	Jersey	Private Credit	—	154,834	0.02%	6/30/2021

See accompanying Notes to the Consolidated Financial Statements.

FlowStone Opportunity Fund

Consolidated Schedule of Investments March 31, 2026 (Continued)

Investment Funds*	Geographic Region**	Investment Strategy	Cost	Fair Value	% of Net Assets	Original Acquisition Date
Secondary Investments (continued)
JFL-NG Continuation Fund, L.P.(a)	North America	Leveraged Buyout	$2,824,861	$5,755,849	0.81%	10/27/2021
KKR Americas Fund XII L.P. (Ranger)	North America	Leveraged Buyout	3,501,086	4,339,238	0.61%	3/28/2024
KKR Americas Fund XII L.P. (ST)	North America	Leveraged Buyout	17,368,378	21,032,050	2.96%	3/28/2024
KKR Asian Fund III L.P.	North America	Leveraged Buyout	3,178,840	3,416,373	0.48%	3/28/2024
KKR Health Care Strategic Growth Fund L.P.	North America	Leveraged Buyout	1,935,147	2,262,739	0.32%	3/28/2024
KKR North America Fund XI L.P.(a)	North America	Leveraged Buyout	767,311	813,155	0.11%	3/28/2024
Kohlberg TE Investors VIII-B, L.P.(a)	North America	Leveraged Buyout	26,180,327	26,503,108	3.73%	12/30/2022
LEP Opportunities II, L.P.(a)	North America	Leveraged Buyout	9,637,797	9,900,768	1.39%	6/27/2022
Lightspeed Ascent Fund, L.P.(a)	North America	Venture	18,451,347	25,150,130	3.54%	11/13/2024
Lincolnshire Equity Fund IV-A, L.P.(a)	North America	Leveraged Buyout	1,768,488	2,087,369	0.29%	12/31/2020
Littlejohn Fund IV, LP	North America	Leveraged Buyout	—	89,351	0.01%	9/30/2021
Lord Investment S.a r.l. (Valextra SpA)(a)(b)(e)	Western Europe	Leveraged Buyout	1,896,624	124,772	0.02%	3/31/2022
Madison Dearborn Capital Partners VII-A, L.P.	North America	Leveraged Buyout	6,967,001	8,400,670	1.18%	9/27/2024
Madison Dearborn Capital Partners VIII, L.P. (Sol)	North America	Leveraged Buyout	4,306,008	4,877,593	0.69%	9/27/2024
MDCP Insurance SPV, L.P.	North America	Leveraged Buyout	8,055,403	14,314,476	2.01%	4/24/2023
MDCP VII Auxiliary SPV, L.P.(a)	North America	Leveraged Buyout	725,012	994,498	0.14%	9/27/2024
MDV IX, L.P.(a)	North America	Venture	6,134,654	7,487,651	1.05%	12/31/2020
Milestone Partners FS LP(a)	North America	Leveraged Buyout	1,537,850	713,201	0.10%	12/31/2021
Milestone Partners IV, L.P.(a)	North America	Leveraged Buyout	1,610,840	1,554,622	0.22%	12/31/2021
Morgenthaler Venture Partners IX, LP(a)	North America	Venture	143,443	333,667	0.05%	12/31/2020
NEO Capital Private Equity Fund II L.P.(a)(b)	Western Europe	Fund of Funds	1,982,161	2,738,907	0.39%	1/18/2022
New Enterprise Associates 13, L.P.(a)	North America	Venture	5,290,758	1,670,154	0.23%	1/3/2023
NYLCAP Mezzanine Offshore Partners III, L.P.	North America	Private Credit	609,757	20,660	0.00%	6/30/2021
Oaktree European Principal Fund III (U.S.), L.P.(a)	Cayman	Private Credit	1,149,338	464,885	0.07%	11/1/2021
Onex Partners III LP(b)	North America	Leveraged Buyout	314,623	478,152	0.07%	10/1/2021
Park Square Capital Partners II, L.P.	Guernsey	Private Credit	1,682,432	394,202	0.06%	6/30/2021
Parthenon Investors III, L.P.(a)	North America	Leveraged Buyout	434,543	694,139	0.10%	12/31/2019
Peepul Capital Fund II LLC(a)(b)	Mauritius	Venture	780,497	54,057	0.01%	6/30/2022
Pegasus WSJLL Fund, L.P.(a)	North America	Leveraged Buyout	8,843,167	10,140,000	1.43%	12/14/2021
Permira V	Guernsey	Leveraged Buyout	5,012,387	1,340,905	0.19%	2/1/2022
Platinum Equity Capital Partners III, L.P.	North America	Leveraged Buyout	1,072,433	339,464	0.05%	3/31/2022
PlayCore CV, L.P.	North America	Leveraged Buyout	874	1,072,599	0.15%	11/8/2024
Point 406 Ventures I, L.P.(a)	North America	Venture	1,865,426	443,608	0.06%	12/31/2019
Pro SPV, LP	North America	Leveraged Buyout	9,738,281	3,014,046	0.42%	8/27/2021
PT2-A, L.P.(a)	North America	Leveraged Buyout	6,515,319	9,058,373	1.27%	12/15/2021
Raine Partners II, L.P.(a)	North America	Leveraged Buyout	1,512,037	1,474,449	0.21%	9/27/2024
Raine Partners III, L.P.(a)	North America	Leveraged Buyout	2,395,966	2,144,695	0.30%	9/27/2024
Redpoint Ventures IV, L.P.(a)	North America	Venture	3,020,976	1,166,009	0.16%	12/31/2020
Rembrandt Venture Partners Fund Two, L.P.(a)	North America	Venture	922,119	1,144,160	0.16%	12/31/2019
Reverence Capital Partners Opportunities Fund I, L.P.(a)(b)	North America	Leveraged Buyout	1,118,664	1,492,049	0.21%	12/31/2020
Riverstone Global Energy and Power Fund VI, LP	North America	Leveraged Buyout	—	96,994	0.01%	6/30/2021
Roark Capital Partners CF LP	North America	Leveraged Buyout	10,946,038	18,577,985	2.61%	8/19/2022
Savant Growth Fund I, LP(a)	North America	Leveraged Buyout	2,069,498	834,437	0.12%	12/8/2020
SEI Holding I LP(a)	North America	Leveraged Buyout	911,878	1,807,973	0.25%	3/31/2022

See accompanying Notes to the Consolidated Financial Statements.

FlowStone Opportunity Fund

Consolidated Schedule of Investments March 31, 2026 (Continued)

Investment Funds*	Geographic Region**	Investment Strategy	Cost	Fair Value	% of Net Assets	Original Acquisition Date
Secondary Investments (continued)
Stone Point Fund IX, L.P.	North America	Leveraged Buyout	$4,341,440	$5,362,083	0.75%	3/31/2026
StepStone Real Estate Partners III, L.P.(b)	North America	Fund of Funds	36,946	42,839	0.01%	6/30/2021
Stone Point Parallel Fund IX, L.P.(a)(b)	North America	Leveraged Buyout	12,854,718	13,000,161	1.83%	3/31/2026
Summit Partners Growth Equity Fund IX-A, L.P.(a)	North America	Leveraged Buyout	2,582,582	1,569,092	0.22%	6/30/2021
Summit Partners Subordinated Debt IV-B, L.P.(a)	North America	Private Credit	571,962	128,833	0.02%	6/30/2021
TA XII-B, L.P.	North America	Leveraged Buyout	12,760,162	10,983,444	1.55%	6/30/2023
TA Subordinated Debt Fund III, L.P.(a)	North America	Private Credit	86,573	80,034	0.01%	7/30/2021
The Peninsula Fund V, L.P.	North America	Private Credit	7,751,805	725,614	0.10%	7/1/2021
The Resolute III Continuation Fund, L.P.	North America	Leveraged Buyout	2,084,488	2,188,429	0.31%	9/20/2024
The Veritas Capital Fund IV, LP(a)	North America	Leveraged Buyout	27,559	4,367	0.00%	1/1/2022
TI IV R1 CF Reinvest, L.P.(a)	North America	Leveraged Buyout	864,512	1,172,207	0.16%	12/11/2024
TowerBrook Investors IV (OS), L.P.	North America	Leveraged Buyout	3,769,093	825,674	0.12%	12/31/2021
Triton Fund IV L.P.(a)(b)	Western Europe	Leveraged Buyout	2,999,287	3,609,765	0.51%	3/31/2026
TZP Capital Partners I (PIV), LP(a)	North America	Leveraged Buyout	85,988	113,318	0.02%	4/7/2021
TZP Capital Partners II-A (Blocker), LP(a)	North America	Leveraged Buyout	653,921	895,422	0.13%	4/7/2021
TZP Small Cap Partners I-A (Blocker), LP	North America	Leveraged Buyout	250,712	153,406	0.02%	4/7/2021
Versant Venture Capital IV, L.P.(a)	North America	Venture	6,545,505	313,613	0.04%	12/31/2020
Vestar Capital Partners Rainforest, L.P.(a)	North America	Leveraged Buyout	6,901,703	7,538,574	1.06%	4/5/2024
Warburg Pincus Financial Sector, L.P.(a)	North America	Leveraged Buyout	15,589,904	12,393,251	1.74%	6/30/2022
Warburg Pincus Global Growth L.P.	North America	Leveraged Buyout	10,999,638	21,496,625	3.02%	6/30/2022
Warburg Pincus Global Growth L.P. (ST)	North America	Leveraged Buyout	16,288,786	21,496,625	3.02%	3/21/2024
Warburg Pincus Jovian FS, L.P.(a)	North America	Leveraged Buyout	22,813	2,688,341	0.38%	12/3/2024
Warburg Pincus Jovian GG, L.P.(a)	North America	Leveraged Buyout	3,028	4,704,746	0.66%	12/3/2024
Warburg Pincus Private Equity XII, L.P.(a)	North America	Leveraged Buyout	14,193,237	10,899,986	1.53%	6/30/2022
WP Global Growth 14 Partners, L.P. (Ranger)(a)	North America	Leveraged Buyout	2,157,972	3,178,772	0.45%	3/27/2024
WP Global Growth Partners L.P. (Ranger)(a)	North America	Leveraged Buyout	1,977,043	2,668,618	0.39%	3/27/2024
WP XI Partners, L.P.	North America	Leveraged Buyout	760,368	657,860	0.09%	3/27/2024
Total Secondary Investments (Cost $519,237,142) (83.05%)***				590,176,395
Total Investment Funds (Cost $620,461,563) (99.63%)***				$708,189,658

Short-Term Investment (7.91%)***	Shares	Fair Value
Money Market Fund
Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio, 3.53%(f)	56,248,028	$56,248,028
Total Money Market Fund (Cost $56,248,028) (7.91%)***		$56,248,028

Total Investments (Cost $676,709,591) (107.54%)***		$764,437,686
Liabilities in excess of other assets (-7.54%)***		(53,590,783)
Net Assets - 100.00%***		$710,846,903

Co-Investments are direct investments in Private Equity Funds made alongside a lead Private Equity Firm.

Primary Investments are investments in newly established private equity partnerships where underlying portfolio companies are not known as of the time of investment.

Secondary Investments are Private Equity Fund Investments generally acquired in the secondary market.

*Restricted investments as to resale. Certain Investment Funds will distribute proceeds upon realization events and such proceeds are distributed at the discretion of the Underlying Investment Fund’s Investment Manager, as they become available.

See accompanying Notes to the Consolidated Financial Statements.

FlowStone Opportunity Fund

Consolidated Schedule of Investments March 31, 2026 (Continued)

**The geographic region disclosed is based on where each Investment Fund is domiciled.

***As a percentage of total net assets.

(a)Non-income producing.

(b)Fair valued by the Valuation Designee based on policies and procedures established by the Board of Trustees and considered a Level 3 investment. The total value of these investments is $78,721,747, which represents 11.07% of total net assets.

(c)The Investment Fund is liquidating its assets and is in the process of returning capital to its limited partners in a reasonable manner.

(d)This investment is made through the wholly owned subsidiary FlowStone Opportunity Fund (Blocker), LLC the “Subsidiary”.

(e)The Fund invests indirectly in Valextra SpA through Lord Investments S.a.r.l.

(f)The rate quoted is the annualized seven-day yield of the fund at the period end.

See accompanying Notes to the Consolidated Financial Statements.

FlowStone Opportunity Fund

Consolidated Schedule of Investments March 31, 2026 (Continued)

Investment Strategy as a Percentage of Total Shareholders’ Capital (Unaudited)

Private Equity Funds
0.5%
Short-Term Investments
7.9%
Private Credit Funds
0.7%
Fund of Funds
0.4%
Venture Funds
13.3%
Other assets less liabilities
(7.5)%
Leveraged Buyout Funds
84.7%

See accompanying Notes to the Consolidated Financial Statements.

FlowStone Opportunity Fund

Consolidated Statement of Assets and Liabilities March 31, 2026

Assets
Investments in Investment Funds, at fair value (cost $620,461,563)	$708,189,658
Investments in Short-Term Investments, at fair value (cost $56,248,028)	56,248,028
Cash	466,418
Investments in Investment Funds paid in advance	14,166
Receivable from investments sold	3,334,302
Dividends receivable	220,354
Total Assets	768,472,926

Liabilities
Subscriptions received in advance	125,000
Investment Advisory fee payable	2,444,886
Professional fees payable	605,835
Administration & Accounting fees payable	222,923
Payable for shares repurchased	53,665,263
Transfer Agent fees payable	44,866
Chief Compliance Officer & Chief Financial Officer fees payable	45,000
Trustees’ fees payable	106,250
Distribution & Servicing fee payable	31
Blocker tax payable	276,485
Other accrued expenses	89,484
Total Liabilities	57,626,023
Commitments and contingencies (See Note 12)

Components of Net Assets
Paid-in Capital	$594,085,609
Total distributable earnings	116,761,294
Net Assets	$710,846,903

Net Assets Attributable to:
Class D Shares	$24,308
Class I Shares	72,555,564
Class M Shares	638,267,031
$710,846,903

Shares Outstanding:
Class D Shares	1,391
Class I Shares	4,122,161
Class M Shares	36,260,395
40,383,947

Net asset value and public offering price per share:
Class D Shares	$17.48
Class D Shares - Public offering price per share(a)	$17.75
Class I Shares	$17.60
Class M Shares	$17.60

(a)Computation of public offering price per share based on Class D maximum front-end load of 1.50% or 100/98.5 of net asset value.

See accompanying Notes to the Consolidated Financial Statements.

FlowStone Opportunity Fund

Consolidated Statement of Operations For the Year Ended March 31, 2026

Income
Dividend income	$6,646,132
Interest income	293,077
Income from underlying Investment Funds	1,207,568
Total Income	8,146,777

Expenses
Investment Advisory fee (See Note 8)	9,609,149
Incentive Fee (See Note 8)	4,878,395
Professional fees	1,207,600
Administration & Accounting fees	722,210
Interest expense	330,556
Trustees’ fees	258,750
Chief Compliance Officer & Chief Financial Officer fees	180,000
Transfer Agent fees	171,755
Commitment fees	75,000
Distribution & Servicing fee (See Note 8)	124
Other expenses	417,961
Total Expenses	17,851,500

Net Investment Income (Loss)	(9,704,723)

Net Realized Gain and Change in Unrealized Appreciation/Depreciation on Investments in Investment Funds, Investments in Securities and Foreign Currency Translation
Net realized gain on Investments in Investment Funds, investments in securities and foreign currency transactions	40,907,728
Net change in unrealized appreciation/depreciation on Investments in Investment Funds and foreign currency translation	15,358,821
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation on Investments in Investment Funds, Investments in Securities and Foreign Currency Translation	56,266,549

Net increase in Net Assets from operations	$46,561,826

See accompanying Notes to the Consolidated Financial Statements.

FlowStone Opportunity Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Operations
Net investment income (loss)	$(9,704,723)	$(1,652,144)
Net realized gain from investments in Investment Funds, investments in securities and foreign currency transactions	40,907,728	34,715,209
Net change in unrealized appreciation/depreciation on investments in Investment Funds and foreign currency translation	15,358,821	(9,689,603)
Net increase in Net Assets from operations	46,561,826	23,373,462

Distributions to Shareholders
Distributions Class D Shares	(2,402)	(1,874)
Distributions Class I Shares	(3,507,538)	(3,155,146)
Distributions Class M Shares	(31,713,089)	(23,742,273)
Net decrease in Net Assets from distributions	(35,223,029)	(26,899,293)

Shareholders’ Capital Transactions
Class D Shares
Proceeds from sale of Shares	—	—
Reinvestment of distributions	—	—
Exchange of shares	—	—
Repurchase of Shares	(25,600)	—
Total Class D Transactions	(25,600)	—
Class I Shares
Proceeds from sale of Shares	55,000	3,974,716
Reinvestment of distributions	2,994,144	2,758,341
Exchange of shares	—	(2,066,006)
Repurchase of Shares	(3,893,058)	(28,278,731)
Total Class I Transactions	(843,914)	(23,611,680)
Class M Shares
Proceeds from sale of Shares	13,915,250	82,720,081
Reinvestment of distributions	23,913,375	19,762,178
Exchange of shares	—	2,066,006
Repurchase of Shares	(49,746,605)	(77,066,893)
Total Class M Transactions	(11,917,980)	27,481,372

Increase/(Decrease) in Net Assets from capital transactions	(12,787,494)	3,869,692

Net Assets
Beginning of year	712,295,600	711,951,739
End of year	$710,846,903	$712,295,600

See accompanying Notes to the Consolidated Financial Statements.

FlowStone Opportunity Fund

Consolidated Statements of Changes in Net Assets (Continued)

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Fund Share Transactions
Class D Shares outstanding at beginning of period	2,856	2,856
Shares sold	—	—
Shares reinvested	—	—
Shares exchanged	—	—
Shares redeemed	(1,465)	—
Class D Shares outstanding at end of period	1,391	2,856

Class I Shares outstanding at beginning of period	4,166,511	5,514,945
Shares sold	3,172	227,182
Shares reinvested	173,674	160,555
Shares exchanged	—	(115,801)
Shares redeemed	(221,196)	(1,620,370)
Class I Shares outstanding at end of period	4,122,161	4,166,511

Class M Shares outstanding at beginning of period	36,897,328	35,282,383
Shares sold	802,492	4,715,617
Shares reinvested	1,387,087	1,149,633
Shares exchanged	—	115,801
Shares redeemed	(2,826,512)	(4,366,106)
Class M Shares outstanding at end of period	36,260,395	36,897,328

See accompanying Notes to the Consolidated Financial Statements.

FlowStone Opportunity Fund

Consolidated Statement of Cash Flows For the Year Ended March 31, 2026

Cash flows from operating activities
Net increase in Net Assets from operations	$46,561,826

Adjustments to reconcile net increase in Net Assets from operations to net cash used in operating activities:
Purchases of investments in Investment Funds	(65,115,802)
Capital distributions received from Investment Funds	71,490,207
Sale of investment securities	1,564,747
Net realized gain from investments in Investment Funds, investments in securities and foreign currency transactions	(40,907,728)
Net change in unrealized appreciation/depreciation on investments in Investment Funds and foreign currency translation	(15,358,821)
Net cash paid (received) for purchases, sales, and maturities of short-term investments	18,431,351
Changes in operating assets and liabilities:
(Increase) Decrease in investments in Investment Funds paid in advance	(13,165)
(Increase) Decrease in prepaid expense	75,000
(Increase) Decrease in dividends receivable	45,617
(Increase) Decrease in due from investor	100,000
Increase (Decrease) in investment advisory fees payable	93,713
Increase (Decrease) in administration & accounting fees payable	200,423
Increase (Decrease) in transfer agent fees payable	(134)
Increase (Decrease) in chief compliance officer & chief financial officer fees payable	2,500
Increase (Decrease) in professional fees payable	307,308
Increase (Decrease) in trustees fees payable	53,750
Increase (Decrease) in interest payable	(106,250)
Increase (Decrease) in blocker tax payable	12,655
Increase (Decrease) in other accrued expenses	(82,888)
Net cash provided by operating activities	17,354,309

Cash flows from financing activities
Proceeds from sale of Shares	180,000
Repurchase of Shares	(23,976,108)
Distributions	(8,315,510)
Net cash used in financing activities	(32,111,618)

Net change in cash	(14,757,309)

Cash at beginning of year	15,223,727

Cash at end of year	$466,418

Supplemental disclosures
Supplemental disclosure of reinvested distribution	$26,907,519
Supplemental disclosure of non-cash stock distributions	1,564,747
Supplemental disclosure of interest paid	436,806
Supplemental disclosure of blocker taxes paid	24,799

See accompanying Notes to the Consolidated Financial Statements.

FlowStone Opportunity Fund

Consolidated Financial Highlights - Class D Shares

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025	For the Period July 3, 2023 (Commencement of Operations) to March 31, 2024

Net asset value per Share, beginning of period(1)	$17.27	$17.42	$17.51 (1)
Net increase in Net Assets from operations:
Net investment loss*	(0.30)	(0.08)	(0.09)
Net realized gain and change in unrealized depreciation	1.35	0.59	0.50
Net increase in Net Assets from operations:	1.05	0.51	0.41
Distributions from capital gains	(0.84)	(0.66)	(0.50)
Total distributions	(0.84)	(0.66)	(0.50)

Net asset value per Share, end of period	$17.48	$17.27	$17.42

Total Return(2)(3)	6.18%	2.94%	2.47%

Ratios/Supplemental Data:
Shareholders’ Capital, end of period (in thousands)	$24	$49	$50
Ratio of net investment income/(loss) to average Net Assets(4)(5)(6)	(1.70)%	(0.46)%	(0.59)%
Ratio of gross expenses to average Net Assets(4)(6)(7)	2.91%	2.41%	2.19%
Ratio of net expenses to average Net Assets(4)(5)(6)(7)	2.91%	2.41%	2.19%
Portfolio Turnover(3)	0.00%	0.00%	0.00%

*Per share data is computed using the average shares method.

(1)The net asset value per Share as of the beginning of the period, July 3, 2023 (Commencement of Operations) represents the initial net asset value per Share of $17.51.

(2)Total Return based on net asset value per Share is the combination of changes in net asset value per Share and reinvested distributions at net asset value per Share, if any. The total return presented does not include the impact of the front-end sales load.

(3)Not annualized for periods less than 12 months.

(4)Annualized, except for incentive fees.

(5)The Adviser entered into an Expense Limitation and Reimbursement Agreement with the Fund for a one-year term ending at the end of the Limitation Period to limit the amount of the Fund’s total annual ordinary operating expenses, excluding certain “Specified Expenses”, as outlined in the Notes to the Consolidated Financial Statements.

(6)The income and expense ratios do not reflect the Fund’s proportionate share of the net income (loss) and expenses, including incentive fees or allocations, of the Investment Funds. The Investment Funds’ expense ratios, excluding incentive fees or allocations range from 0.00% to 24.42% (unaudited). The Investment Funds’ incentive fees or allocations can be up to 30% of profits earned.

(7)The incentive fee of $326, $215 and $144, respectively, is exclusive of the 2.25% expense cap.

See accompanying Notes to the Consolidated Financial Statements.

FlowStone Opportunity Fund

Consolidated Financial Highlights - Class I Shares

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022

Net asset value per Share, beginning of year	$17.34	$17.45	$17.03	$17.05	$14.64
Net increase in Net Assets from operations:
Net investment loss*	(0.23)	(0.04)	(0.20)	(0.28)	(0.41)
Net realized gain and change in unrealized appreciation	1.33	0.59	1.12	1.32	3.41
Net increase in Net Assets from operations:	1.10	0.55	0.92	1.04	3.00
Distributions from capital gains	(0.84)	(0.66)	(0.50)	(1.06)	(0.59)
Total distributions	(0.84)	(0.66)	(0.50)	(1.06)	(0.59)

Net asset value per Share, end of year	$17.60	$17.34	$17.45	$17.03	$17.05

Total Return(1)	6.45%	3.17%	5.54%	6.27%	20.53%

Ratios/Supplemental Data:
Shareholders’ Capital, end of period (in thousands)	$72,556	$72,264	$96,228	$552,723	$377,915
Ratio of net investment income/(loss) to average Shareholders’ Capital(2)(3)	(1.31)%	(0.25)%	(1.17)%	(1.64)%	(2.40)%
Ratio of gross expenses to average Shareholders’ Capital(3)(4)	2.40%	2.20%	2.05%	2.67%	3.49%
Ratio of net expenses to average Shareholders’ Capital(2)(3)(4)	2.40%	2.20%	2.05%	2.67%	3.49%
Portfolio Turnover	0.00%	0.00%	0.00%	0.00%	0.00%

*Per share data is computed using the average shares method.

(1)Total Return based on net asset value per Share is the combination of changes in net asset value per Share and reinvested distributions at net asset value per Share, if any.

(2)The Adviser entered into an Expense Limitation and Reimbursement Agreement with the Fund for a one-year term ending at the end of the Limitation Period to limit the amount of the Fund’s total annual ordinary operating expenses, excluding certain “Specified Expenses”, as outlined in the Notes to the Consolidated Financial Statements.

(3)The income and expense ratios do not reflect the Fund’s proportionate share of the net income (loss) and expenses, including incentive fees or allocations, of the Investment Funds. The Investment Funds’ expense ratios, excluding incentive fees or allocations range from 0.00% to 24.42% (unaudited). The Investment Funds’ incentive fees or allocations can be up to 30% of profits earned.

(4)The incentive fee of $486,646, $383,478, $2,141,991, $3,227,039, $4,382,456 and 3,209,563, respectively, is exclusive of the 1.95% expense cap.

See accompanying Notes to the Consolidated Financial Statements.

FlowStone Opportunity Fund

Consolidated Financial Highlights - Class M Shares

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025	For the Period July 3, 2023 (Commencement of Operations) to March 31, 2024

Net asset value per Share, beginning of period	$17.34	$17.45	$17.51 (1)
Net increase in Net Assets from operations:
Net investment loss*	(0.23)	(0.04)	(0.06)
Net realized gain and change in unrealized appreciation	1.33	0.59	0.50
Net increase in Net Assets from operations:	1.10	0.55	0.44
Distributions from capital gains	(0.84)	(0.66)	(0.50)
Total distributions	(0.84)	(0.66)	(0.50)

Net asset value per Share, end of period	$17.60	$17.34	$17.45

Total Return(2)(3)	6.45%	3.16%	2.64%

Ratios/Supplemental Data:
Shareholders’ Capital, end of period (in thousands)	$638,267	$639,982	$615,674
Ratio of net investment income/(loss) to average Net Assets(4)(5)(6)	(1.32)%	(0.22)%	(0.36)%
Ratio of gross expenses to average Net Assets(4)(6)(7)	2.42%	2.22%	1.99%
Ratio of net expenses to average Net Assets(4)(5)(6)(7)	2.42%	2.22%	1.99%
Portfolio Turnover(3)	0.00%	0.00%	0.00%

*Per share data is computed using the average shares method.

(1)The net asset value per Share as of the beginning of the period, July 3, 2023 (Commencement of Operations) represents the initial net asset value per Share of $17.51.

(2)Total Return based on net asset value per Share is the combination of changes in net asset value per Share and reinvested distributions at net asset value per Share, if any.

(3)Not annualized for periods less than 12 months.

(4)Annualized, except for incentive fees.

(5)The Adviser entered into an Expense Limitation and Reimbursement Agreement with the Fund for a one-year term ending at the end of the Limitation Period to limit the amount of the Fund’s total annual ordinary operating expenses, excluding certain Specified Expenses, as outlined in the Notes to the Consolidated Financial Statements.

(6)The income and expense ratios do not reflect the Fund’s proportionate share of the net income (loss) and expenses, including incentive fees or allocations, of the Investment Funds. The Investment Funds’ expense ratios, excluding incentive fees or allocations range from 0.00% to 24.42% (unaudited). The Investment Funds’ incentive fees or allocations can be up to 30% of profits earned.

(7)The incentive fee of $4,391,423, $2,825,321 and $1,798,153, respectively, is exclusive of the 1.95% expense cap.

FlowStone Opportunity Fund

Notes to the Consolidated Financial Statements March 31, 2026

1. Organization

FlowStone Opportunity Fund (the “Fund”) was organized as a Delaware statutory trust on May 23, 2018 and commenced operations on August 30, 2019. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund has received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that permits the Fund to offer multiple classes of shares. The Fund has registered four separate classes of shares of beneficial interests, designated as Class A Shares, Class D Shares, Class I Shares and Class M Shares (collectively, the “Shares”). Only Class D Shares, Class I Shares and Class M Shares are currently offered for purchase. As of March 31, 2026, the Fund has issued and outstanding Shares of Class D, Class I, and Class M. Shares are generally offered for purchase as of the first business day of each calendar quarter. All Shares have the same rights and privileges, except in matters affecting a single class, and have ownership in the same underlying investment portfolio. The Fund allocates income and expenses to each class of Shares based on net assets at the end of the prior quarter plus capital transactions effective as of the beginning of the current quarter. The separate classes of Shares differ principally in the applicable sales charges (if any) and distribution and servicing fees. Share class specific expenses are further described in the Fund’s prospectus. FlowStone Partners, LLC, an investment adviser registered under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”), serves as the Fund’s investment adviser (the “Adviser”).

The Fund’s primary investment objective is to generate appropriate risk-adjusted long-term returns by investing in a diversified portfolio of private equity investments (“Investment Funds”). The Fund’s investments are expected to consist primarily of: (i) secondary investments in private equity funds managed by third-party managers; (ii) primary investments in private equity funds managed by third-party managers (together with third-party managers described in (i), “Investment Fund Managers”); and (iii) direct co-investments in the equity and/or debt of operating companies.

The Board of Trustees (the “Board” and the members thereof, “Trustees”) of the Fund has overall responsibility for the management and supervision of the business operations of the Fund. As permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, or the Adviser.

2. Summary of Significant Accounting Policies

The Fund is an investment company and as a result, maintains its accounting records and has presented these financial statements in accordance with the reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies (“ASC 946”).

Consolidation of Subsidiaries — FlowStone Opportunity Fund (Blocker), LLC (the “Subsidiary”), is an investment company and a wholly-owned subsidiary of the Fund. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and the Consolidated Financial Highlights (“Consolidated Financial Statements”) of the Fund for Class D, Class I and Class M Shares include the accounts of its Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. The Subsidiary was organized as a Delaware limited liability company on December 19, 2023. On March 31, 2026, the Subsidiary had net assets of $2,347,533 which equals 0.33% of the Fund’s total net assets.

A) Investment Transactions - Purchases of investments in the Investment Funds are recorded as of the first day of legal ownership of an Investment Fund and redemptions from the Investment Funds are recorded as of the last day of legal ownership. Non-cash stock distributions received from Investment Funds are recorded on the date that the distributions are known. Realized gains or losses on investments in the Investment Funds and investments in securities are recorded at the time of the disposition of the respective investment based on specific identification. Investment in security transactions are recorded on trade date.

B) Valuation of Investments - Rule 2a-5 under the 1940 Act (“Rule 2a-5”) establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. In accordance with the requirements of Rule 2a-5, the Board has designated the Adviser as the valuation designee (in such capacity, the “Valuation Designee”) with the day-to-day responsibility for fair valuation determinations and pricing of the investments subject to oversight by the Board.

FlowStone Opportunity Fund

Notes to the Consolidated Financial Statements March 31, 2026 (Continued)

The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, which is generally determined as an amount equal to the net asset value (“NAV”) of the Fund’s investment in the Investment Funds as determined by the Investment Fund’s general partner or its Investment Fund Manager. This is commonly referred to as using NAV as the practical expedient which allows for estimation of the fair value of an investment in an investment entity based on NAV or its equivalent if the NAV of the investment entity is calculated in a manner consistent with ASC 946. Because of the inherent uncertainty of valuations of the investments in the Investment Funds, their estimated values may differ significantly from the values that would have been used had a ready market for the Investment Funds existed, and the differences could be material. In accordance with its valuation policies, if no such information is available, or if such information is deemed to not be reflective of fair value by the Valuation Designee, an estimated fair value is determined in good faith by the Valuation Designee pursuant to the Fund’s valuation procedures. Investments in open-end investment companies, including money market funds, are valued at their reported NAV per share.

Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined.

C) Use of Estimates - The preparation of the financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

D) Dividend, Interest and Investment Income Recognition and Expenses - Dividend, interest and investment income is recognized on an accrual basis as earned. The Fund accounts for income from underlying Investment Fund distributions based on the nature of such distributions as determined by the underlying investment managers and can be classified as income, capital gain or a return of capital. Expenses are recognized on an accrual basis as incurred. The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board. Expenses are subject to the Fund’s Expense Limitation Agreement (see Note 8).

E) Foreign Currency Translation - The functional currency of the Fund is the U.S. dollar. Assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the composite rate of exchange as reported at the end of each reporting period by third-party pricing sources. Purchases and sales of investments and income and expenses denominated in currencies other than U.S. dollars are translated at the rates of exchange on the respective dates of such transactions. The resulting foreign exchange realized and or unrealized gain (loss) from such transactions is included in net change in unrealized appreciation/depreciation on investments in Investment Funds and foreign currency translation on the Consolidated Statement of Operations.

F) Segment Reporting – The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or its results of operations. The intent of ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows. The Fund’s President acts as the Fund’s chief operating decision maker (“CODM”) assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and the long-term strategic asset allocation is pre-determined in accordance with the terms of the prospectus, based on a defined investment strategy which is executed by the Adviser. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s Consolidated Financial Statements.

G) Recent Accounting Pronouncements – In December 2023, the FASB issued Accounting Standards Updated 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted.

In the reporting period, the Fund adopted ASU 2023-09, which enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. Adoption of the new standard did not materially impact financial statement disclosures and did not affect the Fund’s financial position or the results of its operations.

FlowStone Opportunity Fund

Notes to the Consolidated Financial Statements March 31, 2026 (Continued)

H) Cash – Cash may be swept into interest bearing overnight demand deposit accounts, in amounts which may exceed insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

3. Risk Associated with Investments in Investment Funds

A) Dependence on the Investment Fund Managers - Because the Fund invests in Investment Funds, an investment in the Fund will be affected by the investment policies and decisions of the Investment Fund Manager of each Investment Fund in direct proportion to the amount of Fund assets that are invested in each Investment Fund. The Fund’s NAV may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Investment Funds invest and the financial condition and prospects of issuers in which the Investment Funds invest. The success of the Fund depends upon the ability of the Investment Fund Managers to develop and implement strategies that achieve their investment objectives. Fund shareholders (collectively, “Shareholders”) will not have an opportunity to evaluate the specific investments made by the Investment Funds or the Investment Fund Managers, or the terms of any such investments. In addition, the Investment Fund Managers could materially alter their investment strategies from time to time without notice to the Fund. There can be no assurance that the Investment Fund Managers will be able to select or implement successful strategies or achieve their respective investment objectives.

B) Investment Funds Not Registered - The Fund is registered as an investment company under the 1940 Act. The 1940 Act is designed to afford various protections to investors in pooled investment vehicles. For example, the 1940 Act imposes limits on the amount of leverage that a registered investment company can assume, restricts layering of costs and fees, restricts transactions with affiliated persons and requires that the investment company’s operations be supervised by a board of directors, a majority of whose members are independent of management. However, most of the Investment Funds in which the Fund invests are not subject to the provisions of the 1940 Act. Many Investment Fund Managers may not be registered as investment advisers under the Advisers Act. As an indirect investor in the Investment Funds managed by Investment Fund Managers that are not registered as investment advisers, the Fund will not have the benefit of certain of the protections of the Advisers Act. The Investment Funds generally are exempted from regulation under the 1940 Act because they permit investment only by investors who meet very high thresholds of investment experience and sophistication, as measured by net worth. The Fund’s investment qualification thresholds are generally lower. As a result, the Fund provides an avenue for investing in Investment Funds that would not otherwise be available to certain investors. This means that investors who would not otherwise qualify to meet the initial subscription threshold would qualify to indirectly invest in largely unregulated vehicles and will have the opportunity to make such an investment through the Fund.

C) Maintenance of Security and Other Assets in The Custody of a Bank - The Investment Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies, in accordance with certain SEC rules. A registered investment company, which places its securities in the custody of a bank or member of a securities exchange, is required to have a written custodian agreement, which provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company and which contains other provisions designed to protect the assets of such investment company. The Investment Funds in which the Fund invests may maintain custody of their assets with brokerage firms which do not separately segregate such customer assets as would be required in the case of registered investment companies, or may not use a custodian to hold their assets. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any brokerage firm used to hold Investment Fund assets could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that an Investment Fund Manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by an Investment Fund Manager to its own use. There can be no assurance that the Investment Fund Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Investment Fund Managers will be protected.

D) Investment Funds are Generally Non-Diversified - While there are no regulatory requirements that the investments of the Investment Funds be diversified, some Investment Funds may undertake to comply with certain investment concentration limits. Investment Funds may at certain times hold large positions in a relatively limited number of investments. Investment Funds may target or concentrate their investments in particular markets, sectors or industries. Those Investment Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity

FlowStone Opportunity Fund

Notes to the Consolidated Financial Statements March 31, 2026 (Continued)

to regulatory changes, minimal barriers to entry and sensitivity to overall market swings. As a result, the NAVs of such Investment Funds may be subject to greater volatility than those of investment companies that are subject to diversification requirements, and this may negatively impact the NAV of the Fund.

E) Investment Funds’ Securities are Generally Illiquid - The securities of the Investment Funds in which the Fund invests or plans to invest will generally be illiquid. Subscriptions to purchase the securities of Investment Funds are typically subject to restrictions or delays. Similarly, the Fund may not be able to dispose of Investment Fund interests that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Fund is unable to sell Investment Fund interests, the Fund might obtain a less favorable price than that which prevailed when it acquired or subscribed for such interests, and this may negatively impact the NAV of the Fund.

F) Investment Fund Operations Not Transparent - The Adviser does not control the investments or operations of the Investment Funds. An Investment Fund Manager may employ investment strategies that differ from its past practices and are not fully disclosed to the Adviser and that involve risks that are not anticipated by the Adviser. Some Investment Fund Managers may have a limited operating history, and some may have limited experience in executing one or more investment strategies to be employed for an Investment Fund. Furthermore, there is no guarantee that the information given to the Administrator (defined in Note 8) and reports given to the Adviser with respect to the Fund’s underlying investment will not be fraudulent, inaccurate or incomplete.

G) Investments in Investment Funds of Foreign Investment Fund Managers - These investments may carry certain risks not ordinarily associated with investments in Investment Funds of domestic Investment Fund Managers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation’s interests. These factors may limit the investment opportunities available or result in lack of liquidity and high valuation volatility.

4. Market Risk

The Fund is subject to market risk, which means the value of the Shares will fluctuate based on market conditions and Shareholders could lose money. The value of the Shares could also decline significantly and unexpectedly, based on many factors, including national and international political, economic, or regulatory developments, interest rate levels, market, or other conditions, as well as global events such as war, military conflict or other conflict, natural or environmental disasters and infectious disease outbreaks. Events in the financial markets and in the broader economy may cause uncertainty and volatility and may adversely affect Fund performance. Events in one market may impact other markets. Future events may impact the Fund in unforeseen ways.

Various countries have also seen significant internal conflicts and, in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

The impairment or failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund and/or the Fund’s underlying investments have a commercial relationship could adversely affect, among other things, the Fund and/or the Fund’s underlying investments’ ability to pursue key strategic initiatives, including by affecting the Fund’s ability to borrow from financial institutions on favorable terms.

Additionally, if the sponsor of an Investment Fund has a commercial relationship with a bank that has failed or is otherwise distressed, the Investment Fund and/or its portfolio companies may experience issues receiving financial support from a sponsor to support its operations or consummate transactions, to the detriment of their business, financial condition and/or results of operations.

FlowStone Opportunity Fund

Notes to the Consolidated Financial Statements March 31, 2026 (Continued)

Climate change may pose long-term risks to physical and biological systems, including increased severity of wildfires, coastal flooding, erosion, and storms. Such events could adversely impact the financial condition of states, municipalities, and other issuers, and may negatively affect property values and the viability of certain industries. These factors could materially impact the Fund and negatively affect the value and performance of the Fund’s investments.

Advancements in technology, including the development and increased regulation of artificial intelligence, may adversely impact markets and the overall performance of the Fund. As technology evolves, liquidity and market movements may be affected, and the profitability and growth of Fund holdings could be significantly impacted.

5. Foreign Currency Risk

Although the Fund invests predominantly in the United States, the Fund’s portfolio includes investments in different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in Fund investments that are denominated against the U.S. dollar may result in a decrease of the Fund’s NAV. The Adviser may or may not elect to hedge the value of investments made by the Fund against currency fluctuations, and even if the Adviser deems hedging appropriate, it may not be possible or practicable to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

6. Capital Share Transactions

The offering of Shares in the Fund are registered under the Securities Act of 1933, as amended. Shares have been and are expected to be offered quarterly at the NAV per Share as of the date such Shares are purchased.

The Board may, from time to time and in its sole discretion, cause the Fund to repurchase Shares from Shareholders pursuant to written tenders by Shareholders at such times and on such terms and conditions as established by the Board. In determining whether the Fund should offer to repurchase Shares, the Board considers the recommendation of the Adviser, as well as a variety of other operational, business and economic factors. The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct tender offers of no more than 7% of the Fund’s net assets quarterly on or about each January 1, April 1, July 1 and October 1. A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the first anniversary of the Shareholder’s purchase of such Shares.

During the year ended March 31, 2026, the Fund completed one tender offer. The results were as follows:

Tender Offer Activity
Commencement Date	March 4, 2026
Tender Offer Expiration Date	March 31, 2026
Valuation Date	March 31, 2026

Tender Offer Date NAV - Class D	$17.48
Tender Offer Date NAV - Class I	$17.60
Tender Offer Date NAV - Class M	$17.60
Shares Tendered - Class D	1,465
Shares Tendered - Class I	221,196
Shares Tendered - Class M	2,826,512
Value of Shares Tendered - Class D	$25,600
Value of Shares Tendered - Class I	$3,893,058
Value of Shares Tendered - Class M	$49,746,605
Percentage of Shares Tendered - Total Fund	7%

FlowStone Opportunity Fund

Notes to the Consolidated Financial Statements March 31, 2026 (Continued)

7. Fair Value Disclosures

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based on unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

•Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

•Level 2 - Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, including inputs in markets that are not considered to be active.

•Level 3 - Inputs that are unobservable.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine fair value based on its own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement; however, the determination of what constitutes “observable” requires significant judgment by the Valuation Designee. The Valuation Designee considers observable data to be market data that is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. Private equity funds are generally restricted securities that are subject to substantial holding periods and restrictions on resale and are not traded in public markets. Accordingly, the Fund may not be able to resell such investments for extended periods, if at all.

As the Fund uses the NAV as a practical expedient to determine the fair value of certain Investment Funds, these investments have not been classified in the GAAP fair value hierarchy.

The following table is a summary of information about the levels within the fair value hierarchy at which the Fund’s investments are measured as of March 31, 2026:

Investments	Level 1	Level 2	Level 3	Total
Investment Funds	$—	$—	$78,721,747	$78,721,747
Short-Term Investments	56,248,028	—	—	56,248,028
NAV as a practical expedient	—	—	—	629,467,911
Total	$56,248,028	$—	$78,721,747	$764,437,686

The following is a reconciliation of Investment Funds in which significant unobservable inputs (Level 3) were used in determining value:

Beginning balance March 31, 2025	Transfers into Level 3	Transfers out of Level 3	Total realized gain/(loss)	Total unrealized appreciation (depreciation)	Purchases	Capital distributions	Balance as of March 31, 2026
$38,925,373	$553,498	—	$807,972	$25,723,297	$15,991,489	$(3,279,882)	$78,721,747

Transfers into Level 3 during the period represent investments being valued by management using unobservable inputs as an adjustment to reported fair values. Transfers out of Level 3 during the period represent investments that are being measured at fair value using the Fund’s pro rata NAV (or its equivalent) as a practical expedient.

FlowStone Opportunity Fund

Notes to the Consolidated Financial Statements March 31, 2026 (Continued)

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2026:

Investment Type	Fair Value March 31, 2026	Valuation Methodologies	Unobservable Input	Input Range
Investment Funds	$78,721,747	Adjusted reported NAV	Reported NAV with fair value adjustments(a)	Not applicable

(a)Fair value adjustments taken into consideration include public market data, available secondary market activity and parallel fund performance.

A listing of the Investment Fund investment types held by the Fund and the related attributes, as of March 31, 2026, are shown in the table below. This table only applies to Investment Funds valued at NAV as a practical expedient. Investment Funds valued using level 3 unobservable inputs had unfunded commitments of $15,281,216.

Investment Strategy	Fair Value	Unfunded Commitments	Redemption Frequency	Notice Period (In Days)	Redemption Restriction Terms
Leveraged Buyout Funds	$528,110,467	$134,432,734	None	N/A	Liquidity in the form of distributions from Private Equity Investments
Venture Funds	$92,617,951	$3,587,773	None	N/A	Liquidity in the form of distributions from Private Equity Investments
Private Credit Funds	$5,168,413	$10,684,606	None	N/A	Liquidity in the form of distributions from Private Equity Investments
Private Equity Funds	$3,571,080	$644,709	None	N/A	Liquidity in the form of distributions from Private Equity Investments

8. Investment Management Fee and Other Expenses

A) Investment Management Fee and Incentive Fee - The Fund pays the Adviser an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Adviser to the Fund. The Fund pays the Adviser a quarterly Investment Management Fee equal to 1.25% on an annualized basis of NAV. For purposes of determining the Investment Management Fee payable to the Adviser for any quarter, NAV is calculated prior to any reduction for any fees and expenses of the Fund for that quarter, including, without limitation, the Investment Management Fee payable to the Adviser for that quarter.

In addition, at the end of each calendar quarter of the Fund, the Adviser will be entitled to receive an amount (the “Incentive Fee”) equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For the purposes of the Incentive Fee, the term “net profits” shall mean the amount by which the NAV of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares.

The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid by the Fund, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, other transaction-related expenses, any extraordinary expenses of the Fund, acquired fund fees and expenses, and the Incentive Fee) do not exceed 2.80% on an annualized basis for Class A Shares (Class A share are not currently being offered), 2.25% on an annualized basis of Class D Shares, 1.95% on an annualized basis for Class I Shares, and 1.95%

FlowStone Opportunity Fund

Notes to the Consolidated Financial Statements March 31, 2026 (Continued)

on an annualized basis for Class M Shares (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the Waiver, and (b) the expense limit in effect at the time of recoupment. The Expense Limitation Agreement will continue until at least April 1, 2027, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Board upon thirty days’ written notice to the Adviser. As of March 31, 2026, all eligible waivers have been recouped.

The Fund has adopted a Distribution and Service Plan (the “Distribution and Service Plan”) for Class A Shares and Class D Shares in compliance with Rule 12b-1 under the 1940 Act. Only Class D shares are currently offered. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class A and Class D Shares. Under the Distribution and Service Plan, the Fund will be permitted to pay as compensation up to a maximum of 0.85% per year on Class A Shares and up to a maximum of 0.30% per year on Class D Shares on an annualized basis of the aggregate net assets of the Fund attributable to each class (the “Distribution and Servicing Fee”) to the Fund’s Distributor (defined below) and/or other qualified recipients. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges. Class I and Class M Shares are not subject to the Distribution and Servicing Fee.

B) Administration, Accounting, and Transfer Agent Fees - Pursuant to an agreement between the Fund and UMB Fund Services, Inc. (the “Administrator”), the Administrator provides administration, fund accounting, and assists with compliance services to the Fund. The Fund pays the Administrator a basis point fee, subject to fee minimums, for various administration, fund accounting, and investor accounting and taxation services to the Fund, as well as certain out of pocket expenses.

C) Distribution – Distribution Services, LLC, a broker dealer (the “Distributor”), is engaged by the Fund to serve as the Fund’s distributor. The Distributor may retain additional unaffiliated broker-dealers to assist in the distribution of Shares.

D) Chief Compliance Officer and Chief Financial Officer Fees - Foreside Fund Officer Services, LLC provides chief compliance officer and chief financial officer services to the Fund under a Fund CCO Agreement and a Fund CFO Agreement.

E) Custodian Fees – UMB Bank n.a. serves as the custodian for the Fund’s assets and is responsible for maintaining custody of the Fund’s cash.

F) Fund Borrowing – The Fund entered into a line of credit agreement (the “TriState Credit Agreement”) with TriState Capital Bank on January 9, 2024. The terms of the TriState Credit Agreement provided a $50,000,000 committed, secured revolving credit facility. The TriState Credit Agreement provides for a commitment fee of 0.85% per annum on unused capacity plus interest accruing on any borrowed amounts, for any day, at a rate per annum equal to the greater of (a) the Prime Rate, and (b) the Federal Funds Effective Rate plus 0.50%. During the year ended March 31, 2026, the Fund did not borrow from this credit facility. The TriState Credit Agreement matured on January 8, 2026.

The Fund entered into a line of credit agreement (the “Credit Agreement”) with Royal Bank of Canada on March 30, 2026. The Credit Agreement matures on March 30, 2028. The terms of the Credit Agreement provide a $200,000,000 committed, secured revolving credit facility. The Credit Agreement will be secured by the Fund’s underlying assets, with an interest rate equal to either the three-month Secured Overnight Financing Rate (“SOFR”) plus 2.70%, or the Prime Rate, depending on the tranche selected and the borrower’s election. Additional costs include a 68 basis point unused line fee and a 10 basis point annual closing/extension fee. The Credit Agreement also includes a 50% minimum utilization threshold, which will become effective in the third quarter following closing.

9. Federal Income Taxes

It is the Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), that are applicable to a regulated investment company (“RIC”). The Fund intends to continue to operate so as to qualify to be taxed as a RIC under the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. While the Fund intends to distribute substantially all of its taxable net investment income and capital gains, if any, in a manner necessary to minimize the imposition of a 4%

FlowStone Opportunity Fund

Notes to the Consolidated Financial Statements March 31, 2026 (Continued)

excise tax, there can be no assurance that it will avoid any or all of the excise tax. In such event, the Fund will be liable only for the amount by which it does not meet the foregoing distribution requirements. The Fund has adopted September 30 as its tax year end.

If the Fund were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Fund were ineligible to or otherwise were not to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Shareholders, and all distributions out of earnings and profits would be taxable to Shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment under Subchapter M.

In accounting for income taxes, the Fund follows the guidance in FASB ASC Codification 740, as amended by ASU 2009-06, “Accounting for Uncertainty in Income Taxes” (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has concluded, there were no uncertain tax positions as of March 31, 2026 for federal income tax purposes or in, the Fund’s major state and local tax jurisdiction of Delaware.

Because U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. The tax basis components of distributable earnings may differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnership investments.

At September 30, 2025, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of Investments	$632,947,771
Gross Unrealized Appreciation	$215,087,915
Gross Unrealized Depreciation	$(87,176,740)
Net Unrealized Appreciation/(Depreciation)	$127,911,175

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. Permanent differences due to differing book and tax treatments for the timing of the recognition of income, gain and losses and return of capital on certain partnership transactions resulted in reclassifications to increase total distributable earnings by $6,910,792 and decrease paid-in capital by $6,910,792 as of September 30, 2025.

As of September 30, 2025 the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed long-term gains	$22,669,909

Tax accumulated earnings	22,669,909
Accumulated capital and other losses	(13,195,228)
Unrealized appreciation on investments	127,911,175
Total accumulated earnings/(deficit)	$137,385,856

FlowStone Opportunity Fund

Notes to the Consolidated Financial Statements March 31, 2026 (Continued)

The tax character of the distributions paid during the tax year ended September 30, 2025 and September 30, 2024 were as follows:

Distributions paid from:	2025	2024
Ordinary income	$—	$—
Net long term capital gains	26,899,293	19,646,325
Total distributions paid	$26,899,293	$19,646,325

As of September 30, 2025, the Fund had qualified late-year ordinary losses of $13,195,228, which are deferred until fiscal year 2026 for tax purposes. Net late year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the funds next taxable year.

10. Investment Transactions

Purchases and sales of investments, excluding short-term investments, for the year ended March 31, 2026 were $65,115,802 and $1,564,747, respectively.

11. Indemnification

Under the Fund’s organizational documents, its officers and Board are indemnified against certain liabilities arising out of the performance of their services to the Fund. In addition, in the normal course of business, the Fund may enter into contracts and agreements that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

12. Commitments

As of March 31, 2026, the Fund had outstanding investment commitments to Investment Funds totaling approximately $164,631,038.

13. Subsequent Events

The Fund’s Adviser entered into a Unit Purchase Agreement under which Towers Watson Investment Services, Inc. (“Towers Watson” and, together with its parent Willis Towers Watson US LLC, “WTW”) would acquire all of the Membership interests of the Adviser (the Acquisition”). Following the successful proxy vote, the transaction closed on April 1, 2026, subject to customary closing conditions.

Effective April 1, 2026, the Adviser has agreed, for a period of at least two-years from April 1, 2026, to reduce the Investment Management Fee rate applicable to the Fund pursuant an Investment Advisory Fee Waiver Agreement in which the Adviser agrees to waive 0.25% of the Investment Management Fee set forth in the Investment Management Agreement such that the Investment Management Fee payable under the Investment Management Agreement is 1.00% on an annualized basis of the Fund’s NAV.

FlowStone Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of FlowStone Opportunity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of FlowStone Opportunity Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2026, the related consolidated statements of operations, cash flows, changes in net assets and the consolidated financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The consolidated statement of changes in net assets for the year ended March 31, 2025, and the financial highlights for the years ended March 31, 2025, 2024, 2023 and 2022, were audited by predecessor auditors whose report dated May 30, 2025, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian, brokers and underlying fund managers and advisers; when replies were not received from underlying fund managers and advisers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Philadelphia, PA
May 30, 2026

We have served as the auditor of the Fund since 2026.

FlowStone Opportunity Fund

Other Information March 31, 2026 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund c/o UMB Fund Services, Inc., by telephone at 1-888-799-0799, (ii) by accessing the Fund’s Form N-PX on the Fund’s website at www.flowstonepartners.com, or (iii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORTs are available, without charge and upon request, on the SEC’s website at www.sec.gov.

Tax Information

For the year ended March 31, 2026, the Fund designates $22,669,909 as long-term capital gain distributions.

Change in Independent Registered Public Accounting Firm

On February 25, 2026, the Audit Committee of the Fund, selected, appointed and recommended Deloitte & Touche LLP (“Deloitte”) as the Fund’s independent registered public accounting firm for the fiscal year ending March 31, 2026, in replacement of PricewaterhouseCoopers (“PwC”) which served previously as the independent registered public accounting firm for the Fund.

PwC’s reports on the Fund’s financial statements for either of the past two fiscal years, did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years of the Fund ended March 31, 2024 and March 31, 2025, and the subsequent interim period through February 25, 2026, (i) there were no disagreements between the Fund and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreement in its report on the financial statements for such period and (ii) there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the two most recent fiscal years of the Fund ended March 31, 2024 and March 31, 2025, and during the subsequent interim period prior to appointing Deloitte, neither the registrant, nor anyone acting on its behalf, consulted with Deloitte on behalf of the Fund regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

The Fund provided PwC with a copy of the foregoing disclosures and requested that PwC furnish the Fund with a letter addressed to the U.S. Securities and Exchange Commission stating whether PwC agrees with the above statements.

Results of Shareholder Meeting

On March 3, 2026, the Fund held a special meeting of Shareholders to consider the proposals set forth below. The following votes were recorded:

Approval of new investment management agreement between FlowStone Opportunity Fund (the “Fund”) and FlowStone Partners, LLC (“Adviser”).

Shares Voted
For	22,598,362
Against	14,373
Abstain	153,463
Total	22,766,198

FlowStone Opportunity Fund

Other Information March 31, 2026 (Unaudited) (Continued)

Election of Katie Caldwell, Nancy Stokes, Stanley P. Mavromates Jr., Frank Strauss, J. Stanford Willie, and Richard Joseph to the Board of Trustees of the Fund for a term of indefinite duration until his or her successor is elected and qualified, or his or her earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction.

	Shares Voted
	K. Caldwell	S. Stokes	S. Mavromates	F. Strauss	J. Willie	R. Joseph
For	22,558,888	22,553,153	22,546,012	22,558,888	22,553,153	22,558,888
Abstain	207,310	213,045	220,186	207,310	213,045	207,310
Total	22,766,198	22,766,198	22,766,198	22,766,198	22,766,198	22,766,198

Board Consideration of the Investment Management Agreement

At a special meeting of the previous members of the Board of Trustees (the “Board” and the members thereof, “Trustees”) of the FlowStone Opportunity Fund (the “Fund”) held on December 19, 2025 (the “Meeting”), the Board, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund (the “Independent Trustees”) voting separately, determined to recommend that shareholders approve a new investment management agreement between the Fund and FlowStone Partners, LLC (the “Adviser”) to replace the then-current investment management agreement between the Fund and the Adviser (the “New Management Agreement”). The New Management Agreement was made in connection with and as a condition of a unit purchase agreement pursuant to which Towers Watson Investment Services, Inc. (“Towers Watson” and, together with its parent Willis Towers Watson US LLC, “WTW”) would acquire all of the membership interests of the Adviser (the “Acquisition”).

In considering information relating to the approval of the New Management Agreement, the Board and the Independent Trustees received assistance and advice from Fund counsel and from the Independent Trustees’ independent legal counsel, including a written description of their responsibilities in considering the New Management Agreement.

Independent legal counsel, on behalf of the Independent Trustees, had previously requested a variety of information from the Adviser, which the Adviser provided to the Board in advance of the Meeting. At the Meeting, the Trustees discussed those materials and the Acquisition with representatives of the Adviser, including the strategic rationale for the Acquisition, and Towers Watson’s general plans and intentions regarding the operations and management of the Adviser and the Fund.

At the Meeting, the Independent Trustees met in executive sessions with their independent legal counsel, at which no representative of either the Adviser or WTW was present.

In making the decision to approve the New Management Agreement, the Independent Trustees gave attention to all information furnished. The following discussion identifies the primary factors taken into account by the Board in approving the New Management Agreement. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

The nature, extent, and quality of services to be provided to the Fund by the Adviser. The Board considered the materials provided describing the services to be provided by the Adviser to the Fund, as well as the information provided by both the Adviser and WTW. In reviewing the nature, extent, and quality of services to be provided to the Fund, the Board considered, among other things: that the terms of the New Management Agreement are identical to the terms of the Existing Management Agreement with respect to services to be provided by the Adviser to the Fund; that the Adviser’s services would not change and the current portfolio management team would be supplemented by individuals from WTW; the Adviser’s access to additional capital for the Fund and the acceleration of the distribution of the Fund across multiple channels; WTW’s compliance and operational environment, as well as its financial condition and resources; and the fact that, as a result of the Acquisition, the Adviser will have access to significant additional resources, including WTW’s established internal and external distribution relationships. The Board also considered that the Adviser anticipates recommending the Fund return to regular subscription and repurchase activity should the Acquisition be consummated, as well as potential alternatives for the Fund presented by the Adviser should the Acquisition not be consummated, including a possible secondary sale of the Fund’s portfolio and an orderly liquidation of the Fund’s portfolio.

FlowStone Opportunity Fund

Other Information March 31, 2026 (Unaudited) (Continued)

Based on its consideration and review of the foregoing and other information, the Board determined that the Fund was likely to benefit from the nature, extent, and quality of services to be provided by the Adviser, as well as the Adviser’s ability to render such services based on its experience, operations, and resources, as well as the experience, operations and resources of WTW.

Comparison of the fees to be charged by the Adviser. The Board considered the Adviser’s proposed fee structure, noting that it was identical to the structure under the Existing Management Agreement. The Board also noted that the Adviser has agreed to reduce the Investment Management Fee rate applicable to the Fund by 0.25% pursuant to an Investment Advisory Fee Waiver Agreement where the Investment Management Fee payable pursuant to the New Management Agreement would be 1.00% on an annualized basis of the Fund’s net asset value. It was noted that the Investment Advisory Fee Waiver Agreement would remain in effect for at least two-years from the effective date of the New Management Agreement. In addition, the Board compared the Adviser’s management and incentive fees to the management and incentive fees charged to similarly-situated funds offered by competitors of the Adviser, and noted that the Fund’s management fees were generally lower than those other funds’ fees and that while not all of those funds’ charged incentive fees, the Fund’s incentive was comparable with those funds that do. Accordingly, the Board determined that the fees for the New Management Agreement were reasonable.

Profitability and Economies of Scale. The Board considered the extent to which economies of scale have been realized and whether fee levels reflect those economies, considering in this regard that the Fund’s gross expense ratio has declined as the Fund’s assets have grown and noted that the Adviser’s existing relationship with the Fund was profitable for the Adviser. In addition, the Board noted the Adviser’s statements regarding anticipated new capital for the Fund if the Acquisition closes, and that an increase in the size of the Fund could allow the Fund to engage in a wider variety of transactions, and also could create additional liquidity and allow for the resumption of shareholder redemptions.

Other Factors. The Board noted that the Acquisition is structured to comply with all of the requirements of Section 15(f), thus allowing the Adviser to rely upon the safe harbor afforded by Section 15(f). In addition, the Board noted that the Adviser and WTW have agreed to pay all expenses of the Fund in connection with the Board’s consideration of the New Management Agreement and all costs of the proxy solicitation. As a result, the Fund will bear no costs in seeking shareholder approval of the New Management Agreement other than expenses expected to be incurred by the Current Trustees and the Trustee Nominees in connection with the Acquisition or the proxy solicitation and reimbursed by the Fund in the ordinary course.

Conclusion. Based on the totality of the information considered, the Board concluded that the Fund was likely to benefit from the nature, extent and quality of the Adviser’s services and that the Adviser has the ability to provide these services based on its experience, operations and resources, as well as the experience, operations and resources of WTW. After evaluation of the performance, fee and expense information, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by the Adviser, the Trustees, including a majority of the Independent Trustees, approved the New Management Agreement and determined to recommend that shareholders approve the New Management Agreement.

FlowStone Opportunity Fund

Fund Management March 31, 2026 (Unaudited)

INDEPENDENT TRUSTEES
NAME, ADDRESS^ AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY THE TRUSTEE	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER	OTHER DIRECTORSHIPS HELD BY THE TRUSTEE
Katie Caldwell Birth year: 1982	Trustee	Since April 2026	Director, SF Holdings, Inc. (investment management firm) (since 2021); Chief Financial Officer and Executive Operator, Carolina Foods, Inc. (commercial bakery) (2012-2021).	1

Board Member, Carolina Foods, LLC, Fabalish (a high-growth, plant-based food brand), Realm Foods, North Haven Energy Capital Fund (a private equity vehicle) and The Arts Empowerment Project (a charitable organization).

Nancy Stokes Birth year: 1963	Trustee	Since April 2026	Retired (since 2022); Senior Vice President, State Street (1985-2022).	1	Director, State Street Bank & Trust of New Hampshire (2020-2022).
Stanley P. Mavromates Jr. Birth year: 1961	Lead Independent Trustee	Since April 2026	Retired (since 2023); Chief Investment Officer, Mercer Investments LLC (investment advisory firm) (2012-2023).	1	None
Frank Strauss Birth year: 1961	Trustee	Since April 2026	Managing Partner, Avathon Capital (investment management firm) (since 2015). Founder and Managing Director, Beacon Analytics Management (financial services consulting firm) (since 2023); Managing Director, Accenture (consulting firm) (2015-2022).	1	Board Member, Lending Standard (privately held FinTech firm) and Expect Miracles Foundation.
J. Stanford Willie Birth year: 1949	Trustee	Since April 2026	Lecturer, University of Colorado Denver (since 2024); Chief Investment Officer, The Colorado Health Foundation (2009-2022).	1	None
Brad Morrow Birth year: 1968	Trustee	Since April 2026	Chief Executive Officer and Owner of Quality Trim USA (since 2019); Head of Research in the Americas, WTW (2014- 2019).	1	None

FlowStone Opportunity Fund

Fund Management March 31, 2026 (Unaudited) (Continued)

^The address for each Independent Trustee is 233 South Wacker Drive, Ste. 1800, Chicago, IL 60606.

*The Trustees listed in this table became effective April 1, 2026. Subject to the Fund’s Retirement Policy, each Trustee may continue to serve as a Trustee until the end of the first Board meeting after the Trustee attains age 80 or until their death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Trustee.

**Includes any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

The statement of additional information includes additional information about the Trustees of the Fund and is available, without charge, upon request, by calling 1-888-799-0799 or emailing FlowStone@umb.com.

FlowStone Opportunity Fund

Fund Management March 31, 2026 (Unaudited) (Continued)

INTERESTED TRUSTEES AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY THE TRUSTEE	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER	OTHER DIRECTORSHIPS HELD BY THE TRUSTEE DURING THE PAST 5 YEARS
Richard Joseph*** Birth year: 1965 c/o WTW 233 South Wacker Drive, Suite 1800 Chicago, IL 60606	Chair; Trustee; President	Since April 2026	U.S. Growth Leader - Investments, WTW (since 2024); U.S. Distribution Leader - Investments and Retirement, Mercer Investments LLC (investment advisory firm) (2019-2023).	1	President, Trustee, and Chief Executive Officer of the Mercer Funds (2005-2023).
Nimisha Srivastava*** Birth year: 1984 c/o WTW 233 South Wacker Drive, Suite 1800 Chicago, IL 60606	Trustee	Since April 2026	Head of Investments, North America, WTW (since 2022); Global Head of Credit and Member of US Management Committee, WTW (2020- 2022); Global Head of Credit Manager Research, WTW (2017-2020).	1	President and Director, Towers Watson Investment Services, Inc. (2022 to Present); President, CEO, and Director, WTW Investment Management Canada Limited (2022 to present).
Trent Statczar^ Birth year: 1971 190 Middle Street Suite 301 Portland, ME 04101	Chief Financial Officer; Treasurer	Since Inception	Director, Fund Officers at ACA Group (since 2016); Senior Director, PFO Services at Beacon Hill Fund Services (investment management solutions firm) (2008-2016).	1	N/A
Andrew Jones^ Birth year: 1994 190 Middle Street Suite 301 Portland, ME 04101	Chief Compliance Officer	Since January 2023	Senior Principal Consultant, Fund Officers (since 2024) and Principal Consultant, Fund Officers at ACA Group (2022-2024); Due Diligence Manager (from July 2022 to October 2022), and Associate Director, Due Diligence (2020-2022) at Foreside Financial Group.	1	N/A

FlowStone Opportunity Fund

Fund Management March 31, 2026 (Unaudited) (Continued)

INTERESTED TRUSTEES AND OFFICERS
Christopher Mendoza Birth year: 1984 c/o WTW 233 South Wacker Drive, Suite 1800 Chicago, IL 60606	Secretary and Chief Legal Officer	Since April 2026	Deputy General Counsel, WTW (since 2026); Associate General Counsel, WTW (2022 - 2026); Senior Counsel, BMO Global Asset Management (2019 - 2021).	1	N/A

*The Trustees, and the Secretary and Chief Legal Officer, listed in this table became effective April 1, 2026. Subject to the Fund’s Retirement Policy, each Trustee may continue to serve as a Trustee until the end of the first Board meeting after the Trustee attains age 80 or until their death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Trustee. Each officer serves at the pleasure of the Board and may be removed at any time, or otherwise serves until their successor is elected and qualified, or until they die or resign.

**Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***Mr. Joseph and Ms. Srivastava are deemed to be interested persons of the Fund because of their affiliations with the Fund’s Adviser.

^Foreside Fund Officer Services, LLC (d/b/a ACA Group), formerly a part of Foreside Financial Group, provides chief compliance officer and chief financial officer services to the Fund under a Fund CCO Agreement and Fund CFO/Treasurer Agreement. Messrs. Statczar and Jones are employees of ACA Group.

The statement of additional information includes additional information about the Trustees and Officers of the Fund and is available, without charge, upon request, by calling 1-888-799-0799 or emailing FlowStone@umb.com.

FlowStone Opportunity Fund

Privacy Notice March 31, 2026 (Unaudited)

PRIVACY NOTICE

FACTS	WHAT DOES FLOWSTONE OPPORTUNITY FUND (“FLOWSTONE”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and name

•Address, phone number and e-mail address

•Transactions and account balances

When you are no longer our customer, we may continue to share your information as described in this notice.

How?

All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share their personal information; the reasons we choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does FlowStone share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	No
For non-affiliates to market to you	No	No

Questions?	Call 1-888-799-0799 or go to www.flowstonepartners.com

FlowStone Opportunity Fund

Privacy Notice March 31, 2026 (Unaudited) (Continued)

Who We Are
Who is providing this notice?	FlowStone Opportunity Fund (“FlowStone”)
What We Do
How does FlowStone protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We restrict access to information about you to those employees we determine need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards to protect this information.

We continuously assess new technology for protecting information and upgrade our systems where appropriate.

How does FlowStone collect my personal information?	We collect your personal information, for example, when you establish your investment or give us contact information.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
For Other Important Information
For helpful information about identity theft, visit the Federal Trade Commission’s (FTC) consumer website at www.ftc.gov/idtheft.

ITEM 1. REPORTS TO STOCKHOLDERS CONTINUED.

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics is included as Exhibit 19(a)(1).

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. Frank Strauss is qualified to serve as the audit committee financial expert serving on its audit committee and that Mr. Frank Strauss is “independent,” as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

	Current Year	Previous Year
Audit Fees	$265,000	$295,000
Audit-Related Fees	$0	$0
Tax Fees	$125,000	$100,500
All Other Fees	$0	$0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor’s engagement.

(e)(2) All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Current Year	Previous Year
$1,261,000	$100,500

(h) The Audit Committee considered the non-audit services rendered to the registrant’s investment adviser and believes the services are compatible with the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Included as part of the report to shareholders filed under item 1 of this Form N-CSR.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. RENUMERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Included as part of the report to shareholders filed under item 1 of this Form N-CSR.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Policies and Procedures Summary

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. However, FlowStone Opportunity Fund (the “Fund”) may occasionally receive notices or proposals from its Investment Funds seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to FlowStone Partners, LLC (the “Adviser”) to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Trustees indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

The following table provides biographical information about the members of the Adviser who are primarily responsible for the day-to-day portfolio management of the Fund as of March 31, 2026:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years

Scott P. Conners, CFA	Managing Director	Since Inception	Managing Director, FlowStone Partners, LLC (since March 2019); Managing Director, Cresset SPG, LLC, from 2017 to 2019; Partner and Member of the Private Equity Investment Committee at Landmark Partners, LLC from 2003-2015 (employee since 1993)
Andreas Münderlein	Managing Director	Since Inception	Managing Director, FlowStone Partners, LLC (since March 2019), Investment Manager, Partners Group (2002 to 2019)
Michael A. Carrano	Managing Director	Since Inception	Managing Director, FlowStone Partners, LLC (since March 2019), Managing Director Landmark Partners

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest.

The following table shows information regarding accounts (other than the Fund) managed by Scott Conners, Münderlein , and Michael A. Carrano as of March 31, 2026:

	Number of Accounts*	Total Assets in Accounts* ($ Million)
Registered Investment Companies	-	$-
Other Pooled Investment Vehicles	-	$-
Other Accounts	-	$-

* as of June 1, 2026, the most recent available financial information

Conflicts of Interest

The Adviser may, from time to time, be presented with investment opportunities that fall within the investment objective of the Fund and other investment funds and/or accounts managed by the Adviser, and in such circumstances the Adviser will allocate such opportunities among the Fund and such other funds and/or accounts under procedures intended to result in allocations that are fair and equitable taking into account the sourcing of the transaction, the nature of the investment focus of each fund, including the Fund, and/or account, the relative amounts of capital available for investment, and other considerations deemed relevant by the Adviser in good faith. Where there is an insufficient amount of an investment opportunity to satisfy the Fund and other investment funds and/or accounts managed by the Adviser, the allocation policy provides that allocations between the Fund and other investment funds and/or accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient amounts of an investment opportunity were available. The Adviser’s allocation policy provides that in circumstances where pro rata allocation is not practicable or possible, investment opportunities will be allocated on a random or rotational basis that is fair and equitable over time. In addition, the Adviser’s Investment Committee will review allocations. Not all other investment funds and/or accounts managed by Adviser have the same fees and certain other investment funds and/or accounts managed by the Adviser may have a higher management fee than the Fund or a performance-based fee. If the fee structure of another investment fund and/or account is more advantageous to the Adviser than the fee structure of the Fund, the Adviser could have an incentive to favor the other fund and/or account over the Fund.

(a)(3) Compensation of the Portfolio Management Team Portfolio Manager Compensation Structure.

The compensation of each portfolio manager is typically comprised of a fixed annual salary and a discretionary annual bonus determined by the Adviser. In addition, each portfolio manager may be eligible to receive a share of any fees or carried interest earned by the Adviser in any given year. Such amounts are payable by the Adviser and not by the Fund.

(a)(4) Disclosure of Securities Ownership.

Portfolio Management Team’s Ownership of Shares

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of March 31, 2026:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Scott P. Conners	Over $1,000,000
Andreas Münderlein	$100,001-$500,000
Michael A. Carrano	$100,001-$500,000

(b) Not Applicable.

ITEM 14. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant’s nominating committee accepts and reviews shareholder nominations for trustees. A shareholder nomination for trustee may be submitted to the registrant by sending the nomination to the nominating committee. The nominating committee will evaluate candidates recommended by management of the registrant and by shareholders in a similar manner, as long as the recommendation submitted by a shareholder includes at a minimum: the name, address and telephone number of the recommending shareholder and information concerning the shareholder’s interests in the registrant in sufficient detail to establish that the shareholder held shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the nominating committee in evaluating the recommended nominee’s qualifications to serve as a trustee.

ITEM 16. CONTROLS AND PROCEDURES

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

(b) Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a) Not applicable.

(b) Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FlowStone Opportunity Fund

By (Signature and Title)*	/s/ Trent Statczar
Trent Statczar, Chief Financial Officer, Treasurer
(Principal Financial Officer)

Date	June 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard Joseph
Richard Joseph, President
(Principal Executive Officer)

Date	June 8, 2026

By (Signature and Title)*	/s/ Trent Statczar
Trent Statczar, Chief Financial Officer, Treasurer
(Principal Financial Officer)

Date	June 8, 2026

* Print the name and title of each signing officer under his or her signature.